State Street Institutional Investment Trust

SUPPLEMENT DATED JUNE 14, 2024

TO THE SUMMARY PROSPECTUS AND PROSPECTUS,

EACH DATED APRIL 30, 2024, AS MAY BE SUPPLEMENTED FROM TIME TO TIME

STATE STREET TARGET RETIREMENT 2020 FUND

(THE “FUND”)

CLASS I (SSBNX) CLASS K (SSBOX) CLASS R3 (SSADX)

The Fund’s Board of Trustees has approved the reorganization of the Fund into the State Street Target Retirement Fund (the “Retirement Fund”). The reorganization is expected to occur on or about March 28, 2025. Following the reorganization, shareholders of the Fund would become shareholders of the Retirement Fund. As contemplated by the Fund’s prospectus, the reorganization will be effected without a shareholder vote.

Under the terms of the Agreement and Plan of Reorganization, the Fund’s assets, liabilities and obligations will be transferred to the Retirement Fund in return for shares of the Retirement Fund. The Retirement Fund shares will be distributed pro rata to shareholders of the Fund in exchange for their Fund shares. Shareholders of the Fund will thus become shareholders of the Retirement Fund and will receive shares of the Retirement Fund with a value equal to their shares of the Fund at the time of the reorganization. The reorganization is expected to be a tax-free event for federal income tax purposes.

The investment objective of the Fund is to seek capital growth and income over the long term. The investment objective of the Retirement Fund is to seek current income and, secondarily, capital growth. The investment policies, strategies, restrictions and underlying fund allocations of the Retirement Fund are substantially similar to the investment policies, strategies, restrictions and underlying fund allocations of the Fund. The Funds’ Board of Trustees may change each Fund’s investment objective without shareholder approval. Each class of shares of the Fund has the same fees and expenses as the corresponding class of the Retirement Fund. The summary prospectus for both the Fund and Retirement Fund are available at www.ssga.com or by calling (800) 997-7237.

In light of the transaction, the Fund is expected to be closed to new investors on or about the close of business on March 14, 2025. The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the Retirement Fund, nor is it a solicitation of any proxy.

Effective immediately, the Summary Prospectus is revised as follows:

•	The following is added to the end of the section entitled “Purchase and Sale of Fund Shares” within the Fund Summary section:

The Board of Trustees of the Fund has approved the reorganization of the Fund into the State Street Target Retirement Fund on or about March 28, 2025. Shareholder approval is not required to complete the transaction.

In connection with the reorganization, the Fund will be closed to new investors on or about the close of business on March 14, 2025.

Effective immediately, the Prospectus is revised as follows:

•	The following is added to the end of the sub-sections entitled “Purchasing Shares” under the section entitled “SHAREHOLDER INFORMATION”:

The Board of Trustees of the Funds has approved the reorganization of the State Street Target Retirement 2020 Fund into the State Street Target Retirement Fund on or about March 28, 2025. As contemplated by the State Street Target Retirement 2020 Fund’s prospectus, the reorganization will be effected without a shareholder vote.

Under the terms of the Agreement and Plan of Reorganization, the State Street Target Retirement 2020 Fund’s assets, liabilities and obligations will be transferred to the State Street Target Retirement Fund in return for shares of the State Street Target Retirement Fund. The State Street Target Retirement Fund shares will be distributed pro rata to shareholders of the Street Target Retirement 2020 Fund in exchange for their State Street Target Retirement 2020 Fund shares. Shareholders of the State Street Target Retirement 2020 Fund will thus become shareholders of the State Street Target Retirement Fund and will receive shares of the State Street Target Retirement Fund with a value equal to their shares of the State Street Target Retirement 2020 Fund at the time of the reorganization. The reorganization is expected to be a tax-free event for federal income tax purposes.

The investment objective of the State Street Target Retirement 2020 Fund is to seek capital growth and income over the long term. The investment objective of the State Street Target Retirement Fund is to seek current income and, secondarily, capital growth. The investment policies, strategies, restrictions and underlying fund allocations of the Funds are substantially similar. The Funds’ Board of Trustees may change each Fund’s investment objective without shareholder approval. Each class of shares of the Funds has the same fees and expenses.

In light of the transaction, the State Street Target Retirement 2020 Fund is expected to be closed to new investors on or about the close of business on March 14, 2025.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

061424SUPP1